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                    Prudential Government Income Fund, Inc.
                      Supplement dated January 18, 1996 to
                          Prospectus dated May 1, 1995
How the Fund Invests--Other Investments and Policies
    The Fund may purchase collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs) rated at least AA by Standard & Poor's Ratings Group (S&P) or Aa by Moody's Investors Service (Moody's) or, if unrated, deemed to be of equivalent quality in the judgment of the Fund's investment adviser.
MF128C-2